UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023 (May 15, 2023)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Park Avenue, 25th Floor New York, New York 10017
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CION	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On May 15, 2023, 34th Street Funding, LLC (“34th Street”), a wholly-owned, special purpose financing subsidiary of CĪON Investment Corporation (“CION”), entered into a Second Amendment to Third Amended and Restated Loan and Security Agreement (the “Second Amendment”) with JPMorgan Chase Bank, National Association (“JPM”), as lender and administrative agent, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary, and CION Investment Management, LLC, CION’s investment adviser, as portfolio manager.

Advances to 34th Street remain unchanged of up to $675,000,000 but under the Second Amendment, all such advances bear interest at a floating rate equal to the three-month Secured Overnight Financing Rate (“SOFR”), plus a credit spread of 3.05% per year, and a London Interbank Offered Rate to SOFR credit spread adjustment of 0.15%. The reinvestment period was extended from May 15, 2023 to May 15, 2024 and the maturity date was extended from May 15, 2024 to May 15, 2025. Also under the Second Amendment, the amount of minimum borrowings required was reduced by $50,000,000 to $550,000,000 with a six-month non-call provision.

34th Street incurred certain customary costs and expenses in connection with the Second Amendment. No other material terms of the JPM credit facility were revised in connection with the Second Amendment.

The foregoing description of the Second Amendment as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of such agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Second Amendment to Third Amended and Restated Loan and Security Agreement, dated as of May 15, 2023, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank Trust Company, National Association, U.S. Bank National Association and CION Investment Management, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation
Date:	May 18, 2023	By: /s/ Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
10.1	Second Amendment to Third Amended and Restated Loan and Security Agreement, dated as of May 15, 2023, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank Trust Company, National Association, U.S. Bank National Association and CION Investment Management, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).